May 18, 2017

Securities and Exchange Commission
Public Filing Desk
100 F Street, N.E.
Washington, D.C. 20549

Re:	Resource Credit Income Fund, File Nos. 333-200981 and 811-23016

Ladies and Gentlemen:

On behalf of Resource Credit Income Fund (the "Fund"), we hereby electronically file Post-Effective Amendment No. 3 to the Fund’s Registration Statement on Form N-2 under the Securities Act of 1933.  The Amendment is filed pursuant to Rule 486(a) promulgated under the Securities Act of 1933 for the primary purpose of adding an additional share class to the Fund (the “New Class”).

Pursuant to IM Guidance Update 2016-06, the Registrant respectfully requests selective review. The disclosure contained in the prospectus for Class L shares is similar to the disclosure contained in the prospectus for Class A shares and was originally reviewed by the staff when it reviewed Pre-Effective Amendment No. 2. Post-Effective No. 3 is modeled after Post-Effective Amendment No. 2, filed on January 27, 2017, as supplemented on April 11, 2017. The only material changes made to the Registration Statement as compared to the previous filing concern the amount and structure of fees, expenses, and the expense limitations associated with the New Class. The Registrant believes that because the only changes made to the Registration Statement were to the fee and expense structure of the Fund, only those items on Form N-2 that require discussion of fees and expenses warrant particular attention.

If you have any questions concerning this filing, please contact JoAnn M. Strasser at (614) 469-3265 or Craig A. Foster at (614) 469-3280.

Very truly yours,

/s/ Thompson Hine

Thompson Hine LLP